DIRECTORS
Francis E. Jeffries, Chairman
E. Virgil Conway
William W. Crawford
William N. Georgeson
Philip R. McLoughlin
Eileen A. Moran
Everett L. Morris
Richard A. Pavia
Harry Dalzell-Payne
OFFICERS
Calvin J. Pedersen
President & Chief Executive Officer
Dennis A. Cavanaugh
Senior Vice President, Chief Investment Officer & Assistant Treasurer James W. Rosenberger
Treasurer & Assistant Secretary
Thomas N. Steenburg
Secretary
INVESTMENT ADVISER
Duff & Phelps Investment Management Co.
55 East Monroe Street
Chicago, IL 60603
(312) 541-5555
ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217
CUSTODIAN AND TRANSFER AGENT
The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
(800) 524-4458
INDEPENDENT AUDITORS
Ernst & Young LLP
233 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, IL 60606
This report is for stockholder information.
This is not a prospectus intended for use in the purchase or sale of Fund shares.
Duff & Phelps Utility and Corporate Bond Trust Inc.
55 East Monroe Street
Chicago, IL 60603

                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                                 DUFF & PHELPS
                                  UTILITY AND
                                   CORPORATE
                                   BOND TRUST

DUFF & PHELPS UTILITY AND

CORPORATE BOND TRUST

DEAR FELLOW SHAREHOLDERS:

During 1998, your Board of Directors declared 12 monthly dividends, each of 9.8 cents per share. The total dividend payment of $1.176 provided an annualized dividend yield for the year of 7.65% based upon the December 31, 1998 closing stock price of $15.375.

Our share price began the year at $14.4375 and closed at $15.375. When the annual dividend is added to this appreciation, the total return on your investment, excluding reinvestment of dividends and distributions, was 14.64% for 1998. These returns were achieved despite a very volatile and unsettled world financial environment.

As of December 31, 1998 the common stock was trading at a 4% premium to net asset value (NAV).

Despite favorable bond investment returns fostered by a net decline in Treasury yields, the second half of 1998 was a very volatile period as the financial markets were buffeted by a global financial and credit crisis. For example, the yield on the thirty-year U.S. Treasury bond traded in a six-month range of 4.69% to 5.74% as the global crisis ebbed and flowed. At mid-year, the Federal Reserve was becoming concerned over the fact that the economy was growing too fast despite the drag from depressed exports and the General Motors strike. The main engine of growth, consumer spending, pushed first half GDP growth to a 3.7% annual rate. That growth rate was well in excess of the Fed's non-inflationary growth target. As a result, interest rates began rising in anticipation of eventual Fed tightening. However, before the Fed had a chance to act, international events precluded any tightening of monetary policy. As a matter of fact, in just a few months time, the Fed would cut interest rates three times.

The first of many events which would preclude the Federal Reserve from tightening monetary policy was the precipitous decline of the Japanese yen to the dollar. A too weak yen was politically unacceptable to the U.S. as higher U.S. rates would push the dollar even higher against the yen. As a result, the Bank of Japan and the U.S. jointly intervened in the currency markets to stabilize the yen. Fed policy thus fell hostage to global events.

After the yen intervention and another International Monetary Fund (IMF) loan program for Russia, relative calm returned to the financial markets. This was reinforced by signs that Southeast Asian economies had started bottoming out, contagion was still not infecting Latin America and Japan was finally, it was hoped, facing its enormous economic and financial problems. However, the calm was not to last. Russia, just weeks after receiving another IMF installment, shocked the financial world by announcing that it was delaying payment on some of its debt and devaluing its currency. The immediate impact of this announcement was to start a chain reaction which would bring many emerging and weaker markets to the brink of a meltdown. Also, it did not take long for speculators to test the resolve of governments with weak or overvalued currencies. In a relatively short time frame, global financial markets became destabilized and the ordinary financial and credit flows came to an abrupt halt.

Reassuring remarks came from our Federal Reserve Chairman, which seemed to set the stage for an eventual easing of monetary policy; but, a general easing of interest rates was still weeks away. During this time of uncertainty, our Treasury markets experienced a 'flight-to-quality' move which at times took on the characteristics of a global panic as investors tried to bail out of stocks and debt instruments with credit exposure. One group of investors in particular were hurt, namely hedge funds which were highly leveraged and exposed to credit sensitive issues. Global fixed income markets became so destabilized that the Federal Reserve brokered a bail out of a large hedge fund to prevent the distressed sale of billions of dollars of illiquid assets and thus prevent additional stress on already fragile markets.

The U.S. Treasury market became the safe haven for worldwide investors as they sold less liquid issues and bought safe, liquid U.S. Treasury securities. The frenzied panic buying of such securities pushed interest rates to record low levels. For example, the yield on thirty-year U.S. Treasury bonds fell to 4.69% during the day of October 5, 1998, which was a record low for longer maturity U.S. Treasury securities.

Calm would eventually return to the global markets as the world's major central bankers reliquified markets by reducing interest rates and announcing that they stood ready to provide additional liquidity to stabilize emerging market currencies. In addition, the IMF, along with private institutions agreed to a $41 billion loan to Brazil. As calm and liquidity returned to the global financial markets, investors who sought the safety of our U.S. Treasury markets began selling. As a result, by year-end, longer dated U.S. Treasury yields were 5.12%, which was approximately 43 basis points above the lows.

As we suggested in our June letter, we believed that international shocks, continued low inflation and the federal budget surplus would allow U.S. interest rates to move to lower levels during the second half of 1998. Indeed, that did transpire as interest rates did decline nicely during that period.

As we look forward, we see the likelihood that our economy's growth rate will moderate to the 2.0% to 2.5% range due to slowing growth in Japan, Europe and Latin America. In addition, our inflation rate seems likely to rebound modestly from last year's rate of 1.6%, but because of ample worldwide capacity and lack of pricing power, inflation should remain low. Furthermore, we believe the Federal Reserve will maintain a neutral monetary policy during the first half of 1999 in the absence of shocks to the financial system. Overall, we see an environment which should be generally positive for credit markets and corporate bonds in particular.

To those of you receiving dividends in cash, we urge you to consider taking advantage of the dividend reinvestment plan available to all registered shareholders of the Fund. Under the plan, the Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the Fund. Additional information about the plan is available from The Bank of New York, 1-800-524-4458. Also, the Fund has a cash purchase plan which permits participants to purchase shares directly from the Plan Agent. For more details, please turn to page 16.

We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

Table>
Francis E. Jeffries, CFA         Calvin J. Pedersen, CFA
Chairman                         President, Chief Executive Officer & Treasurer

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                                                                         RATINGS (UNAUDITED)
 PRINCIPAL                                                          -----------------------------------------
  AMOUNT                                                                DUFF &                   STANDARD &      MARKET VALUE
   (000)                          DESCRIPTION                           PHELPS       MOODY'S         POOR'S        (NOTE 1)
-----------  -----------------------------------------------------  -----------  -------------  -------------  ----------------
             / / LONG-TERM INVESTMENTS--130.0%
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS--22.8%
             Government National Mortgage Association
             Pass-Through Certificates,
$     2,516  8.00%, 7/15/23.......................................  AAA          Aaa            AAA            $      2,623,994
      6,094  8.00%, 8/15/23.......................................  AAA          Aaa            AAA                   6,356,393
      2,757  8.00%, 5/15/24.......................................  AAA          Aaa            AAA                   2,866,981
      1,499  7.00%, 3/15/26.......................................  AAA          Aaa            AAA                   1,534,003
      3,261  7.50%, 5/15/26.......................................  AAA          Aaa            AAA                   3,361,824
             U.S. Treasury Bonds,
     12,900  10.750%, 2/15/03.....................................  AAA          Aaa            AAA                  15,770,250
     40,000  10.375%, 11/15/12....................................  AAA          Aaa            AAA                  55,187,600
                                                                                                               ----------------
                                                                                                                     87,701,045
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             (cost $84,429,704)...................................
                                                                                                               ----------------
             BONDS--107.2%
             FINANCIAL--13.9%
     10,000  American Express Co.,
             8.625%, 5/15/22......................................  AA-          A1             A+                   11,800,000
      7,000  Countrywide Credit Industries Inc.,
             8.00%, 12/15/26......................................  A-           A3             A-                    7,676,690
     10,000  Great Western Financial Corp.,
             8.206%, 2/01/27......................................  BBB-         A3             BBB-                 11,281,000
     10,000  KeyCorp Institutional Capital B,
             8.25%, 12/15/26......................................  BBB          A1             BBB                  11,332,200
     10,000  NationsBank Capital Trust IV,
             8.25%, 4/15/27.......................................  A-           Aa2            A-                   11,336,200
                                                                                                               ----------------
                                                                                                                     53,426,090
                                                                                                               ----------------
             FOREIGN GOVERNMENT OBLIGATIONS--2.2%
     10,000  Republic of Colombia,
             8.625%, 4/01/08......................................  BBB-         Baa3           BBB-                  8,525,000
                                                                                                               ----------------
             INDUSTRIAL--48.8%
     15,000  Dayton Hudson Corp.,
             8.50%, 12/01/22......................................  A-           A3             A-                   16,742,400
      7,000  Ford Motor Co.,
             8.875%, 1/15/22......................................  A+           A1             A                     9,110,430

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

                                                                               RATINGS (UNAUDITED)
 PRINCIPAL                                                          -----------------------------------------
  AMOUNT                                                                DUFF &                   STANDARD &      MARKET VALUE
   (000)                          DESCRIPTION                           PHELPS       MOODY'S         POOR'S        (NOTE 1)
-----------  -----------------------------------------------------  -----------  -------------  -------------  ----------------
$    10,000  Georgia Pacific Corp.,
             9.625%, 3/15/22......................................        BBB-          Baa2           BBB-    $     11,269,800
      3,000  8.625%, 4/30/25......................................        BBB-          Baa2           BBB-           3,161,460
      3,450  James River Corp.,
             9.25%, 11/15/21......................................        BBB-          Baa2           BBB-           4,213,382
     10,250  McDonnell Douglas Corp.,
             9.75%, 4/01/12.......................................         AA-            A2            AA-          13,471,985
      5,000  Occidental Petroleum Corp.,
             8.75%, 1/15/23.......................................         BBB          Baa2            BBB           5,487,500
     15,000  Phillips Petroleum Co.,
             8.49%, 1/01/23.......................................          A-            A3             A-          16,791,450
      9,000  Ralston Purina Co.,
             8.125%, 2/01/23......................................          A-          Baa1             A-          10,409,580
     10,000  Sears Roebuck and Co.,
             9.375%, 11/01/11.....................................           A            A2             A-          12,778,600
      5,000  Sun Company, Inc.,
             9.00%, 11/01/24......................................         BBB          Baa2            BBB           5,575,850
      6,225  Tele-Communications, Inc.,
             9.80%, 2/01/12.......................................        BBB-          Baa3           BBB-           8,312,616
      5,275  10.125%, 4/15/22.....................................        BBB-          Baa3           BBB-           7,631,184
      3,200  9.875%, 6/15/22......................................        BBB-          Baa3           BBB-           4,536,800
     10,000  Tenneco, Inc.,
             9.20%, 11/15/12......................................        BBB-          Baa1            BBB          11,685,900
      5,000  Time Warner Entertainment Company, L.P.,
             10.15%, 5/01/12......................................         BBB          Baa2            BBB           6,717,350
      5,000  8.875%, 10/01/12.....................................         BBB          Baa2            BBB           6,197,600
      7,000  Time Warner Inc.,
             9.15%, 2/01/23.......................................        BBB-          Baa3            BBB           9,247,910
     10,000  Trans-Canada Pipelines,
             9.875%, 1/01/21......................................           A            A2             A-          12,874,500
      5,000  USX Corp.,
             9.375%, 2/15/12......................................         BBB          Baa2           BBB-           6,041,350
      5,000  8.50%, 3/01/23.......................................         BBB          Baa2           BBB-           5,513,800
                                                                                                               ----------------
                                                                                                                    187,771,447
                                                                                                               ----------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

                                                                                         RATINGS (UNAUDITED)
 PRINCIPAL                                                          -----------------------------------------
  AMOUNT                                                                DUFF &                   STANDARD &      MARKET VALUE
   (000)                          DESCRIPTION                           PHELPS       MOODY'S         POOR'S        (NOTE 1)
-----------  -----------------------------------------------------  -----------  -------------  -------------  ----------------
             TELEPHONE--12.8%
$     5,000  AT&T Corp.,
             8.625%, 12/01/31.....................................          AA           Aa3            AA-    $      5,618,950
     10,000  Bell Canada Inc.,
             9.50%, 10/15/10......................................          A+            A2             A+          13,023,500
     10,000  MCI Communications Corp.,
             8.25%, 1/20/23.......................................        BBB+          Baa2           BBB+          10,907,700
      5,000  New York Telephone Co.,
             8.625%, 11/15/10.....................................          A+            A2             A+           6,267,500
     10,125  Sprint Corp.,
             9.25%, 4/15/22.......................................           A          Baa1             A-          13,407,221
                                                                                                               ----------------
                                                                                                                     49,224,871
                                                                                                               ----------------
             UTILITIES--ELECTRIC--29.5%
     10,000  Arizona Public Service Co.,
             8.00%, 2/01/25.......................................        BBB+          Baa1             A-          10,813,700
     10,000  Boston Edison Co.,
             7.80%, 3/15/23.......................................           A          Baa1             A-          10,741,700
      5,000  Connecticut Light & Power Co.,
             8.50%, 6/01/24.......................................         BB+           Ba2            BB+           5,493,350
      5,000  Dayton Power & Light Co.,
             8.40%, 12/01/22......................................          AA           Aa3            AA-           5,283,350
      6,000  8.15%, 1/15/26.......................................          AA           Aa3            AA-           6,604,320
      1,500  Houston Lighting & Power Co.,
             7.75%, 3/15/23.......................................          A+            A3             A-           1,611,840
     15,000  Hydro-Quebec,
             8.40%, 1/15/22.......................................          AA            A2             A+          18,659,400
      5,000  Illinois Power Co.,
             8.00%, 2/15/23.......................................        BBB+          Baa1            BBB           5,263,450
     10,000  Mississippi Power & Light Co.,
             8.65%, 1/15/23.......................................        BBB+          Baa2           BBB+          10,606,000
     10,000  Pacific Gas & Electric Co.,
             8.25%, 11/01/22......................................         AA-            A1            AA-          10,898,900
      5,000  Pennsylvania Power & Light Co.
             8.50%, 5/01/22.......................................          A-            A3             A-           5,479,300
      5,000  Tennessee Valley Authority,
             8.625%, 11/15/29 Pound...............................         AAA           Aaa            AAA           5,437,850

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                               DECEMBER 31, 1998

                                                                                         RATINGS (UNAUDITED)
 PRINCIPAL                                                          -----------------------------------------
  AMOUNT                                                                DUFF &                   STANDARD &      MARKET VALUE
   (000)                          DESCRIPTION                           PHELPS       MOODY'S         POOR'S        (NOTE 1)
-----------  -----------------------------------------------------  -----------  -------------  -------------  ----------------
$     5,000  Texas Utilities Electric Co.,
             9.750%, 5/01/21......................................          A-            A3           BBB+    $      5,596,750
     10,000  8.875%, 2/01/22......................................         BBB            A3           BBB+          11,058,000
                                                                                                               ----------------
                                                                                                                    113,547,910
                                                                                                               ----------------
                                                                                                                    412,495,318
             TOTAL BONDS (cost $380,313,381)......................
                                                                                                               ----------------
                                                                                                                    500,196,363
             TOTAL LONG-TERM INVESTMENTS
             (cost $464,743,085)..................................
                                                                                                               ----------------

             / / SHORT-AND MEDIUM-TERM INVESTMENTS--20.5%
             CERTIFICATE OF DEPOSIT--2.6%
     9,999   Societe Generale Yankee, 4.95%, due 3/12/99.........................................         9,998,589
                                                                                                   ----------------
             MEDIUM-TERM NOTE--2.6%
     9,988   J.P. Morgan & Co., Medium Term Note, Series A, 5.6218%, due
             7/06/00(a)..........................................................................         9,987,886
                                                                                                   ----------------
             REPURCHASE AGREEMENTS--14.3%
       323   Repurchase agreement with J.P. Morgan & Co., 4.85%, acquired on
             12/31/98 and due 1/04/99 (collateralized by U.S. Treasury Notes,
             6.125%, 12/31/01, value $330,869)...................................................           323,000
    54,788   Repurchase agreement with Goldman, Sachs & Co., 5.50%, acquired on
             12/31/98 and due 1/04/99 (collateralized by Federal National
             Mortgage Association, 6.25% to 6.50% with maturities to 1/25/29, value
             $55,884,682)........................................................................        54,788,240
                                                                                                   ----------------
             TOTAL REPURCHASE AGREEMENTS (cost $55,111,240)......................................        55,111,240
                                                                                                   ----------------
             TIME DEPOSITS--1.0%
     2,500   Ford Motor Credit Company, 5.23%, due 1/28/99.......................................         2,500,000
     1,500   General Electric Capital Corp., 5.11%, due 2/26/99..................................         1,500,000
                                                                                                   ----------------
             TOTAL TIME DEPOSITS (cost $4,000,000)...............................................         4,000,000
                                                                                                   ----------------
             TOTAL SHORT-TERM INVESTMENTS
             (cost $79,097,715)..................................................................        79,097,715
                                                                                                   ----------------
             TOTAL INVESTMENTS--150.5%
             (cost $543,840,800) (Note 3)........................................................       579,294,078
             Liabilities, less cash and other assets--(50.5%)....................................      (194,487,061)
                                                                                                   ----------------
             NET ASSETS--100%....................................................................  $    384,807,017
                                                                                                   ----------------
                                                                                                   ----------------

------------------------------------
   Pound This security is also a U.S. Government Agency Obligation.
  (a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investments, at value (cost $543,840,800).....................................................  $      579,294,078
Cash..........................................................................................          12,679,327
Interest receivable...........................................................................           9,828,238
Prepaid assets and other assets...............................................................              45,703
                                                                                                ------------------
     Total assets.............................................................................         601,847,346
                                                                                                ------------------
LIABILITIES
Commercial paper (Note 5).....................................................................         141,457,956
Payable upon return of securities loaned (Note 4).............................................          75,097,715
Investment advisory fee payable (Note 2)......................................................             217,312
Administrative fee payable (Note 2)...........................................................              47,550
Accrued expenses and other liabilities........................................................             219,796
                                                                                                ------------------
     Total liabilities........................................................................         217,040,329
                                                                                                ------------------
NET ASSETS....................................................................................  $      384,807,017
                                                                                                ------------------
                                                                                                ------------------
CAPITAL
Common stock, $.01 par value, 600,000,000 shares authorized, 26,015,314 shares issued and
      outstanding (Note 6)....................................................................  $          260,153
Additional paid-in capital....................................................................         360,780,849
Distributions in excess of net investment income..............................................            (160,169)
Accumulated net realized loss on investment transactions......................................         (11,527,094)
Net unrealized appreciation on investments....................................................          35,453,278
                                                                                                ------------------
NET ASSETS....................................................................................  $      384,807,017
                                                                                                ------------------
                                                                                                ------------------
Net asset value per share of common stock:
  ($384,807,017L26,015,314 shares of common stock issued and outstanding).....................  $            14.79
                                                                                                ------------------
                                                                                                ------------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Interest income..............................................................................  $      39,155,086
  Security lending fee income..................................................................             92,847
                                                                                                 -----------------
     Total investment income...................................................................         39,247,933
                                                                                                 -----------------
EXPENSES
  Investment advisory fee (Note 2).............................................................          2,299,353
  Administrative fee (Note 2)..................................................................            566,362
  Commercial paper fee.........................................................................            303,514
  Directors' fees..............................................................................            186,815
  Commissions expense--commercial paper........................................................            144,986
  Transfer agent fee and expenses..............................................................            143,939
  Professional fees............................................................................            112,866
  Custodian fee and expenses...................................................................             64,444
  Reports to shareholders......................................................................             46,892
  Registration fee.............................................................................             32,340
  Amortization of deferred organization expenses (Note 1)......................................                771
                                                                                                 -----------------
  Total operating expenses (before interest expense)...........................................          3,902,282
  Interest expense--commercial paper (Note 5)..................................................          7,920,273
                                                                                                 -----------------
     Total expenses............................................................................         11,822,555
                                                                                                 -----------------
           Net investment income...............................................................         27,425,378
                                                                                                 -----------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions.................................................          3,538,593
  Net change in unrealized appreciation on investments.........................................          7,752,104
                                                                                                 -----------------
     Net realized and unrealized gain on investments...........................................         11,290,697
                                                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................  $      38,716,075
                                                                                                 -----------------
                                                                                                 -----------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

INCREASE (DECREASE) IN CASH
Cash flows provided by (used for) operating activities:
     Interest received........................................................................  $       39,995,825
     Expenses paid............................................................................          (3,750,516)
     Interest expense paid....................................................................          (8,605,571)
     Purchase of long-term portfolio investments..............................................         (49,494,718)
     Proceeds from sale of long-term portfolio investments....................................          66,106,564
     Net proceeds from sales in excess of purchases of short-term
portfolio investments.........................................................................          22,847,698
                                                                                                ------------------
     Net cash provided by operating activities................................................          67,099,282
                                                                                                ------------------
Cash flows provided by (used for) financing activities:
     Net cash used for securities loaned......................................................         (26,847,698)
     Net cash provided by commercial paper....................................................           1,354,316
     Cash dividends paid to shareholders......................................................         (31,106,670)
                                                                                                ------------------
     Net cash used for financing activities...................................................         (56,600,052)
                                                                                                ------------------
Net increase in cash..........................................................................          10,499,230
Cash at beginning of year.....................................................................           2,180,097
                                                                                                ------------------
Cash at end of year...........................................................................  $       12,679,327
                                                                                                ------------------
                                                                                                ------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY
  OPERATING ACTIVITIES
Net increase in net assets resulting from operations..........................................  $       38,716,075
                                                                                                ------------------
     Decrease in investments..................................................................          39,459,544
     Net realized gain on investment transactions.............................................          (3,538,593)
     Net change in unrealized appreciation on investments.....................................          (7,752,104)
     Decrease in interest receivable..........................................................             763,503
     Decrease in commercial paper discount....................................................            (685,298)
     Accretion of discount....................................................................             (15,611)
     Amortization of deferred organization expenses...........................................                 771
     Decrease in prepaid assets and other assets..............................................               8,344
     Increase in investment advisory fee payable..............................................              60,752
     Increase in administrative fee payable...................................................                 582
     Increase in accrued expenses and other liabilities.......................................              81,317
                                                                                                ------------------
           Total adjustments..................................................................          28,383,207
                                                                                                ------------------
Net cash provided by operating activities.....................................................  $       67,099,282
                                                                                                ------------------
                                                                                                ------------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                           FOR THE                    FOR THE
                                                                        YEAR ENDED                 YEAR ENDED
                                                                 DECEMBER 31, 1998          DECEMBER 31, 1997
                                                            -------------------------  -------------------------
OPERATIONS
  Net investment income...................................     $        27,425,378        $        28,121,230
  Net realized gain on investment transactions............               3,538,593                  2,602,282
  Net change in unrealized appreciation on investments....               7,752,104                 17,614,748
                                                            -------------------------  -------------------------
  Net increase in net assets resulting from operations....              38,716,075                 48,338,260
                                                            -------------------------  -------------------------
DISTRIBUTIONS TO SHAREHOLDERS  FROM
  Net investment income...................................             (30,594,021)               (30,594,021)
                                                            -------------------------  -------------------------
  Total increase..........................................               8,122,054                 17,744,239
NET ASSETS
  Beginning of year.......................................             376,684,963                358,940,724
                                                            -------------------------  -------------------------
  End of year.............................................     $       384,807,017        $       376,684,963
                                                            -------------------------  -------------------------
                                                            -------------------------  -------------------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                              FINANCIAL HIGHLIGHTS

                                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                 ------------------------------------------------------------------------------
                                                           1998              1997           1996           1995           1994
                                                 ------------------  -------------  -------------  -------------  -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.............      $    14.48       $     13.80    $     14.81    $     12.18    $     14.78
                                                 ------------------  -------------  -------------  -------------  -------------
  Net investment income........................            1.06              1.08           1.10           1.09           1.18
  Net realized and unrealized gain (loss) on
    investment transactions....................            0.43              0.78          (1.03)          2.72          (2.60)
                                                 ------------------  -------------  -------------  -------------  -------------
Net increase (decrease) from investment
  operations...................................            1.49              1.86           0.07           3.81          (1.42)
                                                 ------------------  -------------  -------------  -------------  -------------
Distributions from net investment income.......           (1.18)            (1.18)         (1.08)         (1.11)         (1.18)
Distributions in excess of net investment
  income.......................................              --                --             --          (0.07)            --
                                                 ------------------  -------------  -------------  -------------  -------------
Total distributions............................           (1.18)            (1.18)         (1.08)         (1.18)         (1.18)
                                                 ------------------  -------------  -------------  -------------  -------------
Net asset value, end of year(1)................      $    14.79       $     14.48    $     13.80    $     14.81    $     12.18
                                                 ------------------  -------------  -------------  -------------  -------------
                                                 ------------------  -------------  -------------  -------------  -------------
Per share market value, end of year(1).........      $   15.375       $   14.4375    $    12.875    $    13.875    $    11.125
                                                 ------------------  -------------  -------------  -------------  -------------
                                                 ------------------  -------------  -------------  -------------  -------------
TOTAL INVESTMENT RETURN(2).....................           15.24%            22.21%          0.69%         36.21%        (14.19)%
RATIOS TO AVERAGE NET ASSETS(3):
Operating expenses(4)..........................            0.91%             0.80%          0.80%          0.78%          0.78%
Commercial paper expenses......................            2.22%             2.35%          2.30%          2.52%          1.46%
Net investment income..........................            7.26%             7.84%          8.02%          7.92%          8.87%
SUPPLEMENTAL DATA:
Portfolio turnover.............................              10%               12%            13%             5%           149%
Net assets, end of year (000)..................      $  384,807       $   376,685    $   358,941    $   385,329    $   316,842
COMMERCIAL PAPER INFORMATION:
Aggregate amount outstanding (000) at end of
  year.........................................      $  143,000       $   143,000    $   143,000    $   143,000    $   143,000
Average daily amortized cost of commercial
  paper outstanding (000)......................      $  141,063       $   141,704    $   141,322    $   141,369    $   133,619
Asset coverage per $1,000 at end of year.......      $    3,684       $     3,625    $     3,501    $     3,704    $     3,227

------------------------------------

(1) Net asset value and market value are published in The Wall Street Journal each Monday.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected.
(3) As a percentage of average weekly net assets which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.
(4) Exclusive of commercial paper expenses.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

     Duff & Phelps Utility and Corporate Bond Trust Inc. (the 'Fund') was organized in Maryland on November 23, 1992 as a diversified, closed-end management investment company with operations commencing on January 29, 1993.

     The Fund's investment objective is to seek high current income consistent with investing in securities of investment grade quality. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: The Fund values its fixed-income securities by using market quotations, prices provided by market makers or esti-mates of market values obtained from yield data relating to instruments with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative illiquidity of some securities in the Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

     Debt securities having a remaining maturity of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

FEDERAL INCOME TAXES: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains, if any, to shareholders to qualify as a regulated investment company. For this reason, no Federal income tax provision is required. For Federal income tax purposes, the Fund had a capital loss carryforward of $11,527,094 at December 31, 1998, of which $6,744,681 expires in 2002 and $4,782,413 expires in 2003, if not offset by subsequent capital gains.

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders on a monthly basis. The dividends are recorded by the Fund on the ex-dividend date.

     Dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. Accordingly, certain amounts have been reclassified within capital to reflect trust distributions. On the statement of assets and liability, $3,168,643 has been reclassed from distributions in excess of net investment income to additional paid-in-capital. This reclassification has no effect on net assets or net asset value per share.

DEFERRED ORGANIZATION COSTS: A total of $50,000 was incurred in connection with the organization of the Fund. All costs have been amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

REPURCHASE AGREEMENTS: Repurchase agree-ments are fully collateralized by U.S. Treasury or Government Agency securities. All collateral

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED) is held through the Fund's custodian and is monitored daily so that its market value exceeds the carrying value of the repurchase agreement.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally ac-cepted accounting principles requires man-agement to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts for income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2.  AGREEMENTS

     The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the 'Adviser'), a subsidiary of Phoenix Investment Partners Ltd. and an Administration Agreement with Princeton Administrators, L.P. (the
'Administrator').

     For the period from January 1, 1998 to May 31, 1998, the investment advisory fee paid to the Adviser was computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly net assets.

     On May 27, 1998, shareholders approved an amended and restated investment advisory agreement (the 'Amended Advisory Agreement'). Under the terms of the Amended Advisory Agreement, effective June 1, 1998, the investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of
 .50% of the Fund's average weekly managed assets which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

     The administrative fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of .15% of the Fund's average weekly net assets (which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage) subject to a monthly minimum of $12,500.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of directors and officers of the Fund who are full-time employees of the Adviser. The Administrator pays certain occupancy, clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

NOTE 3.  PORTFOLIO SECURITIES

     For the year ended December 31, 1998, the Fund had purchases of $49,494,718 and sales of $66,106,564 of investment securities, other than short-term investments.

     The Federal income tax basis of the Fund's investments at December 31, 1998 was $543,840,800, and accordingly, net unrealized appreciation aggregated $35,453,278, of which $36,850,983 related to appreciated securities and $1,397,705 related to depreciated securities.

NOTE 4.  SECURITY LENDING

     The Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fee income. The Fund also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

     As of December 31, 1998, the Fund's custodian held cash and short-term investments having an aggregate value of $76,335,530 as collateral for portfolio securities loaned having a market value of $73,716,433.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 5.  COMMERCIAL PAPER

     As of December 31, 1998, $143,000,000 of commercial paper was outstanding with an amortized cost of $141,457,956. The average discount rate of commercial paper outstanding at December 31, 1998 was 5.30%. The average daily balance of commercial paper outstanding for the year ended December 31, 1998 was $143,000,000 at a weighted average discount rate of 5.52%. The maximum amount of commercial paper outstanding at any time during the year was $143,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $75,000,000. During the year ended December 31, 1998, there were no borrowings under this arrangement.

NOTE 6.  CAPITAL

     There are 600,000,000 shares of $.01 par value common stock authorized. Of the 26,015,314 shares of common stock outstanding at December 31, 1998, Phoenix Investment Partners Ltd. owned 13,235 shares.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Duff & Phelps Utility and Corporate Bond Trust Inc.

     We have audited the accompanying statement of assets and liabilities of Duff & Phelps Utility and Corporate Bond Trust Inc., the 'Fund,' including the portfolio of investments, as of December 31, 1998, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Utility and Corporate Bond Trust Inc. at December 31, 1998, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Chicago, Illinois
January 29, 1999

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Common shareholders are automatically enrolled in the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'). Under the Plan, all distributions to common shareholders of dividends and capital gains will automatically be reinvested by The Bank of New York (the 'Plan Agent'), in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. The Plan Agent will effect purchases of shares of common stock under the Plan in the open market. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

     The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or distribution had been paid in common stock issued by the Fund.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

     The Plan also permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

     The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

     Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     Common shareholders whose common stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

     In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling 1-800-524-4458.

                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)

     None of the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 1998, qualifies for the dividends received deduction for corporations. Additionally, there were no long-term capital gain distributions paid, as determined for federal tax purposes by the Fund during the year.

     The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

     Listed below are the percentages of total assets of the Fund invested in Federal obligations as of each quarter of the fiscal year.

                                                        Percentage of
Quarter Ended                                    Federal Obligations*
---------------------------------------  --------------------------------------
March 31, 1998                                                  11.28%
June 30, 1998                                                   11.29%
September 30, 1998                                              11.86%
December 31, 1998                                               11.79%

Of the Fund's distributions paid to shareholders from ordinary income during the calendar year ended December 31, 1998, 12.65% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro-rata basis.
------------------------------------

* For purposes of this calculation, Federal obligations include U.S. Treasury Notes, U.S. Treasury Bills, and U.S. Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal
 Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the
  Student Loan Marketing Association. Repurchase agreements are not included in this calculation.

-------------------------------------------------------------------------------

 Notice is hereby given in accordance with Section 23(c) of the Investment
  Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

                       ADDITIONAL INFORMATION (UNAUDITED)

     During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's portfolio.
                          YEAR 2000 RISKS (UNAUDITED)

     Like other business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund and its service providers do not properly process and calculate date-related information from and after January 1, 2000. The Fund is taking steps that it believes are reasonably designed to address the Year 2000 problem with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other major service providers. The Fund does not expect to incur any significant costs in order to address the Year 2000 problem however, at this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.